UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 20, 2007

MATTHEWS INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

        Pennsylvania                                 0-9115                           25-0644320
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(State or other jurisdiction of  incorporation)           (Commission File Number)                   (IRS Employer Identification No.)

Two NorthShore Center, Pittsburgh, PA                                                         15212-5851
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(Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code:                                                 (412) 442-8200
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Item 8.01 Other Events

On April 20, 2007, Matthews International Corporation issued a press release announcing that its Board of Directors approved the continuation of its stock repurchase program and increased the total authorization for stock repurchases by an additional two million five hundred thousand shares. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press release, dated April 20, 2007, issued by Matthews International Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            MATTHEWS INTERNATIONAL CORPORATION
                                                            (Registrant)

                                                            By Steven F. Nicola
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                                                            Steven F. Nicola
                                                            Chief Financial Officer,
                                                            Secretary and Treasurer

Date: April 20, 2007